Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,245,917.74
Previously Paid Amount	0.00
Total Fee Amount	2,334.15
Total Offset Amount	0.00
Net Fee	$ 2,334.15